UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          Results of Operations and Financial Condition.

In a press release dated November 6, 2008, ARIAD Pharmaceuticals, Inc. (the “Company”) announced financial results for the third quarter and nine months ended September 30, 2008. The information set forth under the heading “Financial Highlights” and in the attached financial tables is being furnished pursuant to this Item 2.02 of this Current Report on Form 8-K.

ITEM 7.01          Regulation FD Disclosure.

In the press release dated November 6, 2008, the Company provided revised financial guidance for the year ending December 31, 2008 and provided information on upcoming medical and investor meetings.  The information set forth under the headings “Revised Financial Guidance”, “Upcoming Medical Meeting” and “Upcoming Investor Meetings” is being furnished pursuant to this Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01          Other Events.

In the press release dated November 6, 2008, the Company provided an update on progress of its development programs and under the heading “Advancing the Clinical Pipeline”.  The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number         Description

99.1                Press release dated November 6, 2008.

The portion of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K is being filed pursuant to Item 8.01.  In accordance with General Instruction B.2. to Form 8-K, the remaining portions of the press release are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Senior Vice President, Chief Financial Officer

Date:	November 6, 2008